UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment #2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2016

Ecoark Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53361	39-2075693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rogers, AR	72758
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (479) 259-2977

Magnolia Solar Corporation, 54 Cummings Park, Suite 316, Woburn, MA 01801
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported in a Current Report on Form 8-K filed on February 4, 2016, on January 29, 2016 Magnolia Solar Corporation, a Nevada corporation (the “ Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ecoark, Inc., a Delaware corporation (“Ecoark”), and Magnolia Solar Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company (the “Merger Sub”), providing for the merger of Merger Sub with and into Ecoark (the “Merger”), with Ecoark surviving the Merger as a wholly-owned subsidiary of the Company.

Prior to the completion of the Merger on March 24, 2016, in a special shareholder meeting on March 18, 2016, the following actions to amend the Articles of Incorporation were undertaken by Ecoark Holdings to:

  1. effect a change in the name of our company from Magnolia Solar Corporation to Ecoark Holdings Inc.;

  2. effect a reverse stock split of our common stock by a ratio of one-for-two hundred fifty shares (1 for 250);

  3. effect an increase in the number of our authorized shares of common stock, par value $0.001 per share, to 100,000,000; and

  4. effect the creation of 5,000,000 shares of “blank check” preferred stock.

As a result of the Merger, the historical financial statements of Ecoark will be treated as the historical financial statements of the Company and will be reflected in the Company’s quarterly and annual reports for periods ending after the effective time of the Merger. Accordingly, beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, the Company will report results of Ecoark and the Company on a consolidated basis.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Ecoark as of and for the years ended December 31, 2015 and 2014, together with the reports of KBL LLP with respect thereto, are included as Exhibit 99.1 and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2015 are included as Exhibit 99.2 hereto and are incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of KBL LLP.
99.1	Audited consolidated financial statements of Ecoark, Inc. as of and for the years ended December 31, 2015 and 2014.
99.2	Unaudited pro forma condensed combined consolidated financial statements of Ecoark Holdings, Inc. as of and for the years ended December 31, 2015 and 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECOARK HOLDINGS, INC.

Date: May 10, 2016	By:	/s/ Randy May
Name: Randy May
Title: Chief Executive Officer

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